Exhibit 10.5

独家技术和咨询服务协议

Exclusive Technical and Consulting Services Agreement

本独家技术和咨询服务协议（下称“本协议”）由以下双方于2019年6月10日在中华人民共和国（下称“中国”）北京市签署：

This Exclusive Technical and Consulting Services Agreement (“this Agreement”) is made and entered into by and between the following Parties on June 10, 2019 in Beijing City, the People’s Republic of China (“China” or “PRC”):

甲方：北京师董人联信息科技有限公司

Party A: Beijing Mentor Board Union Information Technology Co., Ltd.

地址：北京市海淀区信息路甲28号C座（二层） 02C室-045号

Address:Room 02C - no. 045, building C (2nd floor), no.28 xinfin road a, haidian district, Beijing

乙方：师董会（北京）信息科技有限公司

Party B: Global Mentor Board (Beijing) Information Technology Co., Ltd.

地址:北京市海淀区后屯路28号院1号楼2单元208室

Address:Room 208, unit 2, building 1, yard 28, houtun road, haidian district, Beijing

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

独家服务协议

Exclusive Services Agreement

鉴于：

Whereas,

1. 甲方是一家在中国注册的外商独资企业，其经营范围为 技术开发、技术交流、技术转让、技术推广、技术服务、技术咨询；销售自行开发的产品；企业管理咨询；企业策划；会议服务；组织文化艺术交流活动（不含营业性演出）；经济贸易咨询 (企业依法自主选择经营项目,开展经营活动;依法须经批准的项目,经相关部门批准后依批准的内容开展经营活动;不得从事本市产业政策禁止和限制类项目的经营活动。)；

Party A is a wholly foreign owned enterprise established in China, of which business scope includes technology development, provision of technology service, technology consulting; sale of self-developed products; provision of enterprise management and related consulting service; conference service; organization of cultural and art activities; economic trade consulting ;

2. 甲方拥有提供本协议项下专业化技术支持、咨询和其他管理服务的必要许可及资源；

Party A has the necessary permits and resources to provide specialized technical support, consulting and other management services as set forth hereunder;

3. 乙方是一家在中国注册的内资有限责任公司，根据中国法律法规规定从事 技术开发及相关服务；企业管理及其他相关咨询服务；广播电视节目制作及从事互联网文化活动 （“主营业务”）；

Party B is a domestic limited liability company established in China, and is entitled to engage in businesses of technology development and related services; provision of enterprise management and related consulting service; radio and television program production; and Internet culture operation (“Principal Business”);

3. 甲方同意利用其人力、技术和信息优势，在本协议期间向乙方（包括其子公司）提供主营业务的独家全面业务支持服务，乙方（包括其子公司）同意接受甲方或其指定方按本协议条款的规定提供咨询和服务。

Party A agrees to provide Party B (including its subsidiaries) with exclusive technical, consulting and other services in relation to the Principal Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B (including its subsidiaries) agrees to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

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独家服务协议

Exclusive Services Agreement

据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1       服务提供

Services Provided

1.1 按照本协议条款和条件并在中国现行法律允许的范围内，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的管理支持服务、技术服务、咨询服务，具体内容包括所有在乙方营业范围内由甲方不时决定的服务，包括但不限于以下内容： 技术咨询和开发、资产设备租赁或销售、业务咨询及其他管理服务 等（合称“技术及咨询服务”）。

Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by the currently effective laws of China, which may include all services within the business scope of Party B as may be determined from time to time by Party A, such as but not limited to technology consulting and development, sale or leasing of equipment or property, business consulting services and other management services (together, “Technical and Consulting Services”).

1.2 乙方接受甲方的技术及咨询服务。乙方进一步同意，除非经甲方或甲方母公司事先书面同意，在本协议期间，就本协议约定事宜，乙方不得接受任何第三方提供的任何类似技术及咨询服务，不得与任何第三方建立任何类似合作。甲方可不时调整其为乙方提供的技术及咨询服务的范围，并且乙方无条件同意该等调整。在甲方提供的服务范围及类型以外，乙方根据其实际经营需要，可接受第三方提供的服务或支持，或与第三方建立合作关系。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3 条描述的某些协议）为乙方提供本协议约定技术及咨询服务。

Party B agrees to accept all the Technical and Consulting Services provided by Party A. Party B further agrees that, except with prior written consent of Party A or Party’s Parent Company, during the term of this Agreement, Party B shall not accept any similar Technical and Consulting Services provided by any third party and shall not establish similar business relationship with any third party regarding the matters contemplated by this Agreement. Party A may, from time to time, adjust the scope of the services provided, and, Party B shall accept such adjustments unconditionally. Party B may, based on its operational needs, accept services and/or supports provided by any third party, or establish business relationship with any third party, presumed such services and/or supports, or business relationships will not be provided by Party A. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the Technical and Consulting Services under this Agreement.

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独家服务协议

Exclusive Services Agreement

1.3 甲、乙双方同意在本协议有效期内，乙方可以与甲方或甲方指定的其他方进一步签订技术及咨询服务协议，对各项咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, Party B may enter into agreements with Party A or any other party designated by Party A further specifying the Technical and Consulting Services provided, which shall provide the specific contents, manner, personnel, and fees.

1.4 为更好地履行本协议，甲乙双方同意，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的销售、租用协议，由甲方将有关的设备、资产提供或转让给乙方。

To further fulfill the rights and obligations under this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property sale agreements or leases with Party A or any other party designated by Party A which shall permit Party B to use, or transfer, Party A's relevant equipment or property based on the needs of the business of Party B.

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独家服务协议

Exclusive Services Agreement

1.5 为更好地履行本协议，维持甲乙双方的长期合作关系，甲乙双方同意，如任何一方的行为会对本协议或其项下权利及义务的履行产生任何影响，该等行为的进行应当事先经过甲方的海外母公司Global Internet of People, Inc.（“甲方母公司”）董事会的决议通过；同时，甲乙双方董事会也应就该等行为通过与甲方母公司董事会决议内容一致的决议。

To further fulfill the rights and obligations under this Agreement and to maintain the long-term business relationship of the Parties, Party A and Party B agreed that if there is any action by either Party may affect, in any way, this Agreement or the rights and obligations under this Agreement, such action shall only be taken with prior approval of the Board of Directors of Party’s offshore parent company, Global Internet of People, Inc. (“Party A’s Parent Company”). Further, such action shall be also resolved by the Board of Directors of Party A and Party B in line with the resolution of the Board of Directors of Party A’s Parent Company.

2       服务费用和支付方式

Service Fees and Payment

2.1 双方同意，在本协议有效期内，就本协议项下甲方向乙方提供的技术及咨询服务，乙方应每月将相当于其净收入100%的款项（即扣除当月成本、费用和相应税费（企业所得税除外）后的收入款项）支付给甲方作为服务费（“服务费”），但经双方协商并经甲方或甲方母公司事先同意，服务费的金额可以根据甲方当月的服务内容和乙方的经营需要进行调整。

Both Parties agree that, during the terms of this Agreement, in consideration of the Technical and Consulting Services provided by Party A, Party B shall pay to Party A the fees (the “Service Fees”) equal to 100% of the net income of Party B, which is Party B’s earnings before corporate income tax, being the monthly revenues after deduction of operating costs, expenses and other taxes; provided that upon mutual discussion between the Parties and the prior consent by Party A or Party A’s Parent Company, the rate of Service Fees may be adjusted based on the services rendered by Party A in that month and the operation needs of Party B.

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Exclusive Services Agreement

2.2 服务费应当按月支付；乙方应于每月最后一天的30日内，(a) 向甲方提供乙方当月的管理报表和经营数据，包括乙方在当月的净收入额（“每月净收入”）；(b) 将每月净收入的100%或甲方同意的其他金额支付给甲方（“月付款”）。如乙方当月取得的收入在扣除当月成本、费用和相应税费（企业所得税除外）后为零或负数，则乙方无需支付服务费；若乙方持续亏损，则所有的亏损可递延至以后月份的服务费中扣除。乙方应于每个财政年度末的90日内，(a) 向甲方提供乙方在本财政年度的经审计的财务报表，该财务报表应当经由甲方批准的独立注册会计师审计并认证；(b) 如果按照经审计的财务报表显示，本财政年度内乙方向甲方支付的月付款的总额有任何不足，乙方应向甲方支付差额。

The Service Fees shall be due and payable on a monthly basis; within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the net income of Party B during such month (the “Monthly Net Income”), and (b) pay 100% of such Monthly Net Income, or other amount agreed by Party A, to Party A (each such payment, a “Monthly Payment”). If such earnings after deduction of operating costs, expenses and other legal taxes are zero or negative, Party B is not required to pay the Service Fees; if Party B sustains losses, all such losses will be carried over to the following month(s) and deducted from the following month(s)’ Service Fees. Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year.

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Exclusive Services Agreement

2.3 甲方同意承担乙方的全部经营风险。如果乙方经营发生亏损的，由甲方负责提供经济支持；乙方现金不足以支付债务的，由甲方负责偿还债务；亏损导致净资产低于注册资本的，由甲方负责补足。如果乙方遭遇重大经营困难，甲方有权要求乙方停止经营，乙方应无条件遵循甲方的要求。

Party A agrees that, during the term of this Agreement, Party A shall bear all risk arising from or in connection with Party B’s Principle Business, including providing financial support to Party B in the event that Party B is having operating losses, paying off its debts if Party B has no sufficient funds to repay, and funding the deficit if Party B’s net assets are lower than its registered capital. In the event that Party B encounters severe difficulties in operation, Party A shall have the right to request Party B to cease operation and Party B shall comply with Party A’s request unconditionally.

2.4 乙方基于本协议而支付甲方服务费的义务，应由乙方股东用其持有的全部乙方股权以质押形式做担保。甲方应与乙方及乙方股东就此签订《股权质押协议》（附件1）。

The obligation of Party B to pay to Party A the Service Fees under this Agreement shall be secured by the equity pledge provided by the shareholders of Party B over the equity interests held by them. Party A shall enter into Equity Pledge Agreement (Attachment 1) with Party B and shareholders of Party B.

3 知识产权和保密条款

Intellectual Property Rights and Confidentiality Clauses

3.1 甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他均享有独占的和排他的权利和利益。

Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others.

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3.2 双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，但下列信息除外：(a) 公众人士知悉或将会知悉的任何信息（并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3 双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

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4. 陈述和保证

Representations and Warranties

4.1 甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

4.1.1 甲方是按照中国法律合法注册并有效存续的一家外商独资企业。

Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2 甲方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方和政府部门的同意及批准（如需）；并不违反对其有约束力或影响的法律和其他的限制。

Party A’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

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4.2 乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1 乙方是按照中国法律合法注册且有效存续的内资有限责任公司。

Party B is a domestic limited liability company legally registered and validly existing in accordance with the laws of China.

4.2.2 乙方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方或政府的同意和批准；并不违反对有约束力影响的法律和其他的限制。

Party B's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

4.2.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

5 生效和有效期

Effectiveness and Term

本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议永久有效，但甲、乙双方自本协议签署后，有权每6个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be permanent. After the execution of this Agreement, both Parties are entitled to review this Agreement every six (6) months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

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6 终止

Termination

6.1 本协议有效期内，除非法律法规或相关政府监管部门要求，甲乙方双方不得提前终止本协议。尽管如此，本协议应在乙方股东所拥有的全部乙方股权和／或乙方的所有资产均已根据甲方与乙方及乙方股东签订的《独家购买权协议》（附件2）合法转让至甲方或其指定人之时终止。乙方股权和／或乙方资产的转让应当事先得到甲方母公司董事会的决议通过。

During the term of this Agreement, the Parties may not terminate this Agreement unless otherwise required by laws or regulations, or by relevant governmental or regulatory authorities. Nevertheless, this Agreement shall be terminated after all the equity interest in Party B held by its shareholders and/or all the assets of Party B have been legally transferred to Party A and/or its designee in accordance with the Exclusive Option Agreement (Attachment 2) executed by Party A, Party B and its shareholders; provided, the transfer of the equity interest in Party B and/or the assets of Party B shall be approved by the Board of Directors of Party A’s Parent Company.

6.2 在本协议终止之后，双方在第3、7 和8 条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

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7 适用法律和争议解决

Governing Law and Resolution of Disputes

7.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, China, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

7.3        因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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8 补偿

Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9 通知

Notices

9.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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9.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2 为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方： 北京师董人联信息科技有限公司

地址：北京市海淀区信息路甲28号C座（二层） 02C室-045号

联系人：胡海平

电话： 13818333008

Party A:Beijing Mentor Board Union Information Technology Co., Ltd.

Address:Room 02C - no. 045, building C (2nd floor), no.28 xinfin road a, haidian district, Beijing

Representative: HAIPING HU

Phone: 13818333008

乙方：师董会（北京）信息科技有限公司

地址:北京市海淀区后屯路28号院1号楼2单元208室

联系人：胡海平

电话：010-82967728

Party B: Global Mentor Board (Beijing) Information Technology Co., Ltd.

Address:Room 208, unit 2, building 1, yard 28, houtun road, haidian district, Beijing

Representative: HAIPING HU

Phone: 010-82967728

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9.3 任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10 协议的转让

Assignment

10.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方或甲方母公司的书面同意。

Without prior written consent of Party A or Party A’s Parent Company, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

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11 协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12 协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议做出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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13 语言和副本

Language and Counterparts

本协议以中文和英文书就，一式贰份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

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有鉴于此，双方已自行或使得其各自授权代表于文首所载日期签署本《独家技术和咨询服务协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Exclusive Technical and Consulting Services Agreement as of the date first above written.

甲方：北京师董人联信息科技有限公司（盖章）

Party A：Beijing Mentor Board Union Information Technology Co., Ltd.(Seal)

签署：

By：________________________

法定代表人：胡海平

Legal Representative：Haiping Hu

乙方：师董会（北京）信息科技有限公司（盖章）

Party B：Global Mentor Board (Beijing) Information Technology Co., Ltd. (Seal)

签署：

By：________________________

法定代表人：胡海平

Legal Representative：Haiping Hu

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附件

Attachments

1.	甲方、乙方及乙方全体股东于2019年6月10日签署的《股权质押协议》

The Equity Pledge Agreement entered into among Party A, Party B and all shareholders of Party B on June 10, 2019

2.	甲方、乙方及乙方全体股东于2019年6月10日签署的《独家购买权协议》

The Exclusive Option Agreement entered into among Party A, Party B and all shareholders of Party B on June 10, 2019

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